Ivy Funds

Supplement dated October 3, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

All references and information related to Thomas Mengel are deleted in their entirety.

The following replaces the disclosure regarding Robert Nightingale in the “Portfolio Managers – Portfolio Managers employed by IICO” section on page 105:

The following table provides information relating to Robert Nightingale as of August 30, 2013:

Robert Nightingale — Ivy European Opportunities Fund*

Ivy Global Equity Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$136.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Nightingale assumed investment management responsibilities for Ivy European Opportunities Fund effective October 1, 2013.

**	This data includes Ivy Global Equity Income Fund, but does not include Ivy European Opportunities Fund, since Mr. Nightingale was not the portfolio manager of Ivy European Opportunities Fund on August 30, 2013.

The following replaces the disclosure regarding Robert Nightingale in the “Portfolio Managers — Portfolio Managers employed by IICO — Ownership of Securities” section on page 108:

Ownership of Securities

As of August 30, 2013, the dollar range of shares beneficially owned by the portfolio manager is:

	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Robert Nightingale	Ivy European Opportunities*	$0	N/A	over $1,000,000
	Ivy Global Equity Income	$100,001 to $500,000	N/A

*	Mr. Nightingale assumed investment management responsibilities for Ivy European Opportunities Fund effective October 1, 2013.

Supplement	Statement of Additional Information	1